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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 or 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) September 8, 2000 (September 6, 2000)
                                                 -------------------------------------

                           VOICESTREAM WIRELESS CORPORATION
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                    (Exact Name of Registrant as Specified in Charter)

            Delaware                     000-29667                  91-1983600
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   (State or Other Jurisdiction         (Commission               (IRS Employer
         of Incorporation)              File Number)            Identification No.)


        3650 131st Avenue S.E. Bellevue, Washington              98006
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             (Address of Principal Executive Offices)         (Zip Code)


      Registrant's telephone number, including area code         (425) 653-4600
                                                          ----------------------------


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             (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        On September 6, 2000, VoiceStream Wireless Corporation ("VoiceStream") announced that Deutsche Telekom AG's $5 billion investment in VoiceStream preferred stock had been completed on that date. The investment was first announced on July 24, 2000 concurrently with the announcement that they had also entered into a definitive merger agreement.

        A copy of the press release announcing the completion of the investment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

        (c)     Exhibits

                99.1    Press Release, dated as of September 6, 2000.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VOICESTREAM WIRELESS CORPORATION
                                                 (Registrant)

Date    September 8, 2000               By:    /s/   Alan R. Bender
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                                                Name: Alan R. Bender
                                                Title: Executive Vice President

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EXHIBIT LIST

Exhibit No.     Description
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99.1            Press Release, dated as of September 6, 2000.